Income Taxes - Additional Information (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Deferred tax assets due to step up and difference in basis	$ 16,090,000	$ 0
Amount due pursuant to tax receivable agreement	14,108,000	0
Valuation allowance	0	1,024,000
Unrecognized tax benefits that would impact effective tax rate	6,100,000
Unrecognized tax benefits, income tax penalties and interest accrued	$ 0	$ 0	$ 0